PLAN PURSUANT TO RULE 18f-3 UNDER THE INVESTMENT COMPANY ACT is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 36 to the Registration Statement as filed with the SEC on December 23, 2008
(SEC Accession No. 0001193125-08-259599).